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                            ZAXIS INTERNATIONAL INC.



                              1890 Georgetown Road
                               Hudson, Ohio 44236


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 1998



To Our Stockholders:

         The Annual Meeting (the "Annual Meeting") of Stockholders of Zaxis International Inc. (the "Company") will be held at the Company headquarters, 1890 Georgetown Road, Hudson, Ohio 44236, on June 10, 1998 at 10:00 a.m. (Cleveland time) for the following purposes:

          I.      To elect five Directors of the Company for the ensuing year,

         II. To ratify the appointment of Ernst & Young LLP as the independent public accountant for the Company; and

         III. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only stockholders of record as of the close of Business on May 8, 1998 are entitled to notice of, and to vote at, the Annual Meeting.


                                           By Order of the Board of Directors


                                           /s/ James J. Branagan


                                           JAMES J. BRANAGAN
                                           Secretary

May 8, 1998


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PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE
ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                            ZAXIS INTERNATIONAL INC.

                              1890 Georgetown Road
                               Hudson, Ohio 44236

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 10, 1998


                                  INTRODUCTION


         This Proxy Statement is being furnished to stockholders of Zaxis International Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from the holders of the Company's common stock, par value $.01 per share ("Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., Cleveland time, on June 10, 1998 (the "Annual Meeting"), at the Company headquarters, 1890 Georgetown Road, Hudson, Ohio 44236.

         Stockholders of record as of the close of business on May 8, 1998 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. On that date there were 5,766,242 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters brought to a vote at the Annual Meeting. The Company has no other class of voting securities outstanding.

         Shares of Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present in person or represented by proxy. When proxies in the accompanying form are returned properly executed, the shares represented thereby will be voted as specified on such proxies. All votes represented by the enclosed proxy will be cast (i) for the five nominees for Directors named herein, unless authorization to do so is withheld by a stockholder, and (ii) in the manner specified by a stockholder with respect to the proposal to ratify the appointment of Ernst & Young LLP as the independent accountants for the Company, except that in the absence of any such specification, the votes will be cast "FOR" each such proposal. Any stockholder giving a proxy has the right to revoke it at any time prior to its exercise by delivering a notice in writing to the Secretary of the Company, by delivering validly executed, later dated proxy, or by voting in person at the Annual Meeting.

         At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed for the Annual Meeting. The Company's By-laws provide that the presence in person or by proxy of stockholders entitled to cast a majority of the votes thereat shall constitute a quorum at a meeting of stockholders. Properly executed proxies that are (i) marked "abstain" or (ii) held in "street name" by brokers and that are not voted on one or more particular proposals (if otherwise voted on at least one proposal), will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal to which such abstention applies.

         The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is May 8, 1998.

                            I. ELECTION OF DIRECTORS

         At the Annual Meeting, five Directors are to be elected for the ensuing year to hold office until the next Annual Meeting and until their successors shall have been elected and shall have qualified. Pursuant to the Company's By-laws, provided that a quorum is present, Directors are elected by a plurality of the votes cast in the election. Unless otherwise specified, the shares represented by the enclosed proxy will be voted "FOR" the election of the seven nominees named below. In the event that any nominee refuses or is unable to serve as a Director (which is not now anticipated), the persons named as proxies reserve full discretion to vote for such other person as may be nominated.

             INFORMATION AS TO THE NOMINEES, THE BOARD OF DIRECTORS
                    AND THE EXECUTIVE OFFICERS OF THE COMPANY

         Set forth below is information about each nominee for election as a Director and each executive officer of the Company (based on information supplied by him), including his name, age, positions with the Company (other than as a Director) and principal occupations during the past five years.

     Name, Age and Positions
          With the Company                                           Occupation and Other Information
---------------------------------------        --------------------------------------------------------------------
NOMINEES

Conaly Bedell, 61                              Mr. Bedell was elected Chairman in February 1997, was appointed
Chairman of the Board                          President and Chief Executive Officer on May 20, 1997, and is
President and Chief                            President of Bedell Incorporated, a business consulting firm, and
Executive Officer                              was president and a Director of The InFerGene Company from 1991 to 1995.

Leonard A. Duval, 71                           Mr. Duval served as Chairman of Zaxis International Inc. (the
Director                                       "Company") and Zaxis Inc. ("Zaxis") from August 1995 to
                                               February 1997 and has been a Director of Zaxis since 1990.  During the past five years, Mr. Duval has also been Chairman of the Board of a privately held company engaged in resource recovery from steel by-products.

Craig Jones, 43                                Mr. Jones was elected to the Board in February 1997.  He is a
Director                                       Director of MML Management Ltd., an Australian based manager of mutual funds.

Alan Scott, 50                                 Mr. Scott was elected to the Board in February 1997 and has been
Director                                       Managing Director and Chairman of the Board of Progen Industries,
                                               Ltd., of Darra, Queensland, Australia, a producer of Medical research products, since 1994.  Prior to that, he served as
                                               Financial Director and Board member of Progen. Mr. Scott is also
                                               Managing Director of MML Management Ltd.

Calvin D. Wible, 70                            Mr. Wible has been a Director of the Company since August 1995
Director                                       and has been a Director of Zaxis since 1993.  Mr. Wible was formerly owner of automobile dealerships in Medina, Ohio, and has served as a director and trustee on corporate and civic boards.




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
     Name, Age and Positions
          With the Company                                           Occupation and Other Information
---------------------------------------        --------------------------------------------------------------------
EXECUTIVE OFFICERS

Melvin Weisblatt, 56                           Mr. Weisblatt has been Vice President of Sales and
Vice President of Sales                        Marketing since July 1996.  Prior to that, he was Executive
And Marketing                                  Vice President of Amersham Inc. from 1993 and of
                                               United States Biochemical Corporation from 1978 to 1993.

Heinz Rode, 65                                 Mr. Rode has been Vice President of Manufacturing
Manufacturing Director                         since June 1997.  He was in charge of production from
                                               July 1996 until September 1997. Prior to that, Mr. Rode
                                               held  executive positions in the steel industry in
                                               operations and engineering.

         The Board of Directors held 12 meetings during the fiscal year ended December 31, 1997. The Board of Directors has an Audit Committee, comprised of Messrs. Wible and Scott. The Audit Committee's primary function is to assist the Board with respect to internal control, accounting and reporting practices of the Company, to review the reports of Independent Public Accountant and to review managements' response to the recommendations of Independent Public Accountant. During fiscal 1997, Directors received options for shares of Common Stock in accordance with the 1996 Non-Employee Directors' Stock Option Plan as compensation for their services.



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


                             COMMON STOCK OWNERSHIP

      The following table sets forth, as of April 30, 1998, based on information provided to the Company by the persons named in the table, the number of shares of Common Stock owned by each Director, the chief executive officer and by all the Directors and executive officers of the Company as a group, and the persons or groups of persons known to the Company to be the beneficial owners of more than 5% of the Common Stock of the Company.

Name and Address                    Amount and Nature of                         Percentage
of Beneficial Owner                 Beneficial Ownership                         Ownership
-------------------                 --------------------                         ---------

Leonard A. Duval                          501,340(2)                                 8.7%
207 Harmon Road
Aurora, Ohio 44202

Alan Scott                                773,546(4)                                13.4%
MML Management Ltd.
2806 Ipswich Road
Darra 4076 Australia

Calvin D. Wible                           316,112(3)                                 5.5%
441 Crestwood Lane
Naples, Florida 33962

All Directors and Executive             1,652,803                                   28.6%
Officers as a Group
(Seven Persons)

Patricia Gesinski                         501,926                                    8.7%
2692 Woodward Road
Cuyahoga Falls, Ohio 44221

Progen Industries Ltd.                    382,024                                    6.6%
2806 Ipswich Road
Darra Qld 4076, Australia

(1) Except as otherwise indicated, the persons listed as beneficial owners of the shares of Common Stock Have sole voting and investment power with respect to those shares.

(2) Includes 47,000 shares issuable upon exercise of stock options granted under the 1996 Non-Employee Directors' Stock Option Plan and 46,296 shares issuable upon the conversion of notes and the exercise of warrants.

(3) Includes 45,000 shares issuable upon exercise of stock options granted under the 1996 Non-Employee Directors' Stock Option Plan and 46,296 shares issuable upon the conversion of notes and the exercise of warrants, 15,207 shares owned by Donna S. Wible, Mr. Wible's wife, and 107,698 shares owned by Weymouth Financial, Inc., a corporation of which Mr. Wible is the principal stockholder.

(4) Includes 382,024 shares owned by Progen Industries, Ltd., of which Mr. Scott is Chairman, 793 shares owned by MML Management Ltd., of which Mr. Scott is Managing Director, and 390,229 shares issuable upon the conversion of notes and the exercise of warrants owned by MML Management Ltd.

     No director or officer failed to timely file any Form 3, 4 or 5 required to be filed by him during 1997.


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


                             EXECUTIVE COMPENSATION

       The following table sets forth compensation earned by Bedell Incorporated for the services of Conaly Bedell, the Company's Chairman and President during 1997. $46,124 of this amount was paid to Bedell Incorporated in 1997. The $29,031 balance was deferred. No other executive officer received compensation during 1997 which exceeded $100,000.

Name and Position                 Year                          Compensation
-----------------                 ----                          ------------

Conaly Bedell, President          1997                            $75,155

There were no bonuses, other compensation or long-term compensation awards or payouts in 1997.


                        II. INDEPENDENT PUBLIC ACCOUNTANT

     The public accounting firm of Ernst & Young LLP was the Company';s independent public accountant for fiscal 1997 and has been appointed, subject to stockholder ratification at the Annual Meeting, to continue in such capacity for the current fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and make a statement if he or she so desires.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANT FOR THE COMPANY.

                               III. OTHER MATTERS

      All expenses of the Company in connection with this solicitation will be borne by the Company. Solicitation will be made principally by mail, but officers and regular employees may solicit proxies by telephone or in person. The Company will request brokers and other nominees who hold Common Stock in their names to forward proxy materials to the beneficial owners and will pay the expenses associated therewith.

      In order for a stockholder proposal to be included in next year's proxy statement for presentation at next year's meeting, it must be received by the Secretary of the Company, at its principal executive offices, not later than January 4, 1999.

                                          By Order of the Board of Directors


                                         /s/ James J. Branagan

                                         JAMES J. BRANAGAN
                                         Secretary
Cleveland, Ohio
May 8, 1998

                      PLEASE DATE AND SIGN YOUR PROXY CARD
           AND RETURN IT PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

                            ZAXIS INTERNATIONAL INC.
                              1890 GEORGETOWN ROAD
                               Hudson, Ohio 44236



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